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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 26, 2000 relating to the financial statements and financial statement schedules, which appears in MyPoints.com, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.

                                       /s/ PricewaterhouseCoopers, LLP

San Francisco, California
September 19, 2000